UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2024, NKGen Biotech, Inc. (the “Company” and formerly known as Graf Acquisition Corp. IV (“Graf”)) and Seller (defined below) entered into an amendment (the “Amendment”) to the forward purchase agreement, dated as of September 28, 2023 (the “FPA”), initially among the Company, Graf Acquisition Corp. IV, (“Graf”), and Polar Multi-Strategy Master Fund (“Seller”) for OTC Equity Prepaid Forward Transactions.

Pursuant to the Amendment, the Company and Seller agreed to, among other things, (i) extend the Valuation Date (as defined in the Amendment) to December 31, 2024, (ii) lower the Reset Price (as defined in the Amendment), (iii) to increase the Share Consideration Shares (as defined in the Amendment) by 500,000 shares of the Company’s common stock, (iv) at the request of the Company, pay the Future Shortfall (as defined in the Amendment) and (v) at the request of Seller, no sooner than July 29, 2024, the Company will provide executed instructions for the Seller to deliver to the Escrow Agent (as defined in the FPA), instructing the Escrow Agent to immediately remit all amounts held in the Escrow Account (as defined in the FPA) to such account as designated by Seller.

The Company continues to seek additional finance on terms consistent with the Company’s prior financings, or otherwise, previously disclosed in the Company’s current reports on Form 8-K.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Forward Purchase Agreement, dated as of July 29, 2024, among NKGen and Polar Multi-Strategy Master Fund.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: July 29, 2024	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

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